UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ONCONETIX, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED APRIL [__], 2025

Onconetix, Inc.

201 E. Fifth Street, Suite 1900

Cincinnati, OH 45202

To the Stockholders of Onconetix, Inc.:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”) to be held on May __, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

1.	To approve and adopt an amendment to the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”), in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a ratio in the range of [1-for-[__] to 1-for-[__]], at any time prior to the one-year anniversary date of the special meeting, with such ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”).

The Board has fixed the close of business on April 14, 2025 as the record date (the “Record Date”) for the Special Meeting and only stockholders who held Common Stock of Onconetix as of the Record Date will be entitled to vote at the Special Meeting and at any adjournments and postponements thereof.

The Onconetix Board has unanimously determined and resolved that the Reverse Stock Split Proposal and the Adjournment Proposal are advisable and fair to, and in the best interests of, Onconetix and its stockholders, and has approved the Reverse Stock Split Amendment, subject to stockholder approval. Accordingly, the Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

Your vote is important. More information about Onconetix and the Special Meeting is contained in the accompanying proxy statement. You are encouraged to read the accompanying proxy statement in its entirety.

Very truly yours,

/s/ Karina M. Fedasz
Karina M. Fedasz
Interim Chief Executive Officer and Chief Financial Officer

The accompanying proxy statement is dated April __, 2025 and is first being mailed to the stockholders of Onconetix on or about April __, 2025.

Onconetix, Inc.

201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS
TO BE HELD ON MAY __, 2025

TO THE STOCKHOLDERS OF Onconetix, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”), a Delaware corporation, will be held on May __, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105. You are cordially invited to attend the Special Meeting, which will be held for the following purposes:

1.	To approve and adopt an amendment to the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”), in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a ratio in the range of [1-for-[__] to 1-for-[_]], at any time prior to the one-year anniversary date of the special meeting, with such ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”).

The Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Common Stock at the close of business on April 14, 2025 are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of Onconetix stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of Onconetix for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

Assuming a quorum is present at the Special Meeting, the proposals presented here require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote by proxy over the internet using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to authorize the individuals named on your proxy card to vote your shares of Common Stock at the Special Meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) please follow the instructions on the voting instruction form provided by your bank, broker or nominee to vote your shares. The list of Onconetix stockholders entitled to vote at the Special Meeting will be available at Onconetix’s headquarters during regular business hours for examination by any Onconetix stockholder for any purpose germane to the Special Meeting for a period of at least ten days prior to the Special Meeting. The stockholder list will also be available for examination during the Special Meeting.

PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, VIA THE SPECIAL MEETING WEBSITE. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT.

By Order of the Board,

Karina M. Fedasz
Interim Chief Executive Officer and Interim Chief Financial Officer
Onconetix, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

This proxy statement is dated April __, 2025 and is first being mailed to the stockholders of Onconetix on or about April __, 2025.

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REFERENCES TO ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the U.S. Securities and Exchange Commission (“SEC”). The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. You can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may request a copy of the accompanying proxy statement or other information filed with the SEC by Onconetix, without charge, by written request directed to the following contact:

Onconetix, Inc.
Attention: Karina M. Fedasz, Interim Chief Executive Officer and Chief Financial Officer

Email: kfedasz@onconetix.com
201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

In order for you to receive timely delivery of the documents in advance of the Special Meeting of Onconetix stockholders to be held on May __, 2025, which is referred to as the “Special Meeting,” you must request the information no later than May ___, 2025.

If you have any questions about the Special Meeting or need to obtain a proxy card or other information, please contact Onconetix’s proxy solicitor at:

Alliance Advisors

150 Clove Road

Suite 400

Little Falls, NJ 07424

(844) 202-6065

ONCO@allianceadvisors.com

The contents of the websites of the SEC, Onconetix or any other entity are not incorporated in the accompanying proxy statement. The information about how you can obtain certain documents that are refrenced in the accompanying proxy statement at these websites is being provided only for your convenience.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the “safe harbor provisions.” Statements contained or incorporated by reference in this proxy statement that are not historical facts are forward-looking statements, including statements regarding Onconetix’s or Proteomedix’s business and future financial and operating results, and other aspects of Onconetix’s or Proteomedix’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding Onconetix’s or Proteomedix’s financial results, operations, and other matters are intended to identify forward-looking statements that are intended to be covered by the safe harbor provisions. Investors are cautioned not to rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this proxy statement, including:

●	our projected financial position and estimated cash burn rate;

●	our estimates regarding expenses, future revenues, and capital requirements;

●	our ability to continue as a going concern;

●	our need to raise substantial additional capital to fund our operations;

●	our ability to commercialize or monetize Proclarix and integrate the assets and commercial operations acquired in the share exchange with Proteomedix AG (“Proteomedix”);

●	the successful development of our commercialization capabilities, including sales and marketing capabilities.

●	our ability to obtain and maintain the necessary regulatory approvals to market and commercialize our products;

●	the results of market research conducted by us or others;

●	our ability to obtain and maintain intellectual property protection for our current products;

●	our ability to protect our intellectual property rights and the potential for us to incur substantial costs from lawsuits to enforce or protect our intellectual property rights;

●	the possibility that a third party may claim we or our third-party licensors have infringed, misappropriated, or otherwise violated their intellectual property rights and that we may incur substantial costs and be required to devote substantial time defending against claims against us;

●	our reliance on third parties, including manufacturers and logistics companies;

●	the success of competing therapies or diagnostics and products that are or become available;

●	our ability to successfully compete against current and future competitors;

●	our ability to expand our organization to accommodate potential growth and our ability to attract, motivate and retain key personnel;

●	the potential for us to incur substantial costs resulting from product liability lawsuits against us and the potential for these product liability lawsuits to cause us to limit our commercialization of our products;

●	market acceptance of our products, the size and growth of the potential markets for our current products, and our ability to serve those markets;

●	disruptions in the business of the Company or Proteomedix, which could have an adverse effect on their respective businesses and financial results; and

●	our ability to meet and maintain applicable Nasdaq listing standards, or that Nasdaq will grant the Company any relief from delisting when needed.

The forward-looking statements contained in this proxy statement are also subject to additional risks, uncertainties, and factors, including those described in financial statements of Onconetix included in this proxy statement, as well as Onconetix’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. See the section titled “Reference to Additional Information.”

The forward-looking statements included in this proxy statement are made only as of the date hereof. Onconetix does not undertake to update, alter, or revise any forward-looking statements made in this proxy statement to reflect events or circumstances after the date of this proxy statement or to reflect new information or the occurrence of unanticipated events, except as required by law.

FREQUENTLY ASKED QUESTIONS

The following questions and answers briefly address some questions that you, as an Onconetix stockholder, may have regarding the matters being considered at the Special Meeting. You are urged to carefully read this proxy statement and the other documents referred to in this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters. Additional important information is contained in the annexes to this proxy statement. You may obtain the information referenced in this proxy statement, without charge, by following the instructions in the section titled “References to Additional Information.”

Why am I receiving this proxy statement?

We sent you this proxy statement because our Board is soliciting your proxy to vote at the Special Meeting that Onconetix is holding to seek stockholder approval on certain matters described in further detail herein. This proxy statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

What is being voted on?

You are being asked to vote on two proposals:

1.	To approve and adopt an amendment to the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”), in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a ratio in the range of [1-for-[__] to 1-for-[__]], at any time prior to the one-year anniversary date of the special meeting, with such ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”).

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about [__], 2025, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement, the accompanying proxy card or, for shares held in street name (i.e., shares held for your account by a broker or other nominee), and a voting instruction form.

When and where will the Special Meeting take place?

The Special Meeting will be held on May __, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105.

When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on April 14, 2025, which we refer to as the “record date.”

Who is entitled to vote at the Special Meeting?

All holders of record of shares of Onconetix Common Stock who held shares at the close of business on April 14, 2025, the record date, are entitled to receive notice of, and to vote at, the Special Meeting. Attendance at the Special Meeting is not required to vote.

Does my vote matter?

Yes, your vote is very important, regardless of the number of shares that you own.

How does the Onconetix Board recommend that I vote at the Special Meeting?

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the proposals.

Why should I vote for the Reverse Stock Split Proposal?

On January 23, 2025, we received a notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). The Company is provided a compliance period of 180 calendar days from the date of the Notice, or until July 22, 2025, to regain compliance with the minimum closing bid requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

On April 14, 2025, Nasdaq issued a further notice to the Company that it determined that the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. Accordingly, the Company is subject to the provisions under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). As a result, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), Nasdaq has determined to delist the Company’s securities from The Nasdaq Stock Market on April 23, 2025.

The Company will request a hearing and therefore expects to be scheduled for a hearing before the Panel, and any delisting action by Nasdaq will be stayed pending the Panel’s decision. At the hearing, the Company will present a compliance plan to the Panel and will seek approval for an extension to execute and demonstrate compliance. However, there are no assurances that the Panel would grant the Company’s request for continued listing or an extension to demonstrate compliance. If the Company does not obtain a favorable decision from the Panel, our Common Stock will become subject to delisting.

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The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment could prevent the Company from complying with the Bid Price Rule, the Low Priced Stocks Rule, or any other applicable price-based listing requirement, and could, among other risks, inhibit our ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock for failure to comply with applicable price-based listing requirements or otherwise, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative requirements for continued listing that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved, the Onconetix Board may not be able to adjourn the Special Meeting to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

What is a proxy?

A proxy is a stockholder’s legal designation of another person to vote shares owned by such stockholder on their behalf. If you are a stockholder of record, you can vote by proxy over the internet or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially through a broker, bank or other nominee in “street name,” you should follow the voting instructions provided by your broker, bank or other nominee.

How many votes do I have at the Special Meeting?

Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. At the close of business on the record date, there were 41,468,477 shares of Common Stock outstanding.

How many votes can be cast by all stockholders?

There were 41,468,477 shares of our Common Stock outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each outstanding share of our Common Stock is entitled to one vote on each matter considered at the Special Meeting. Shares of Series B Preferred Stock and Series C Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting.

What constitutes a quorum for the Special Meeting?

A quorum is the minimum number of shares required to be represented, either through attendance or through representation by proxy, to hold a valid meeting.

The holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting must be present in person or represented by proxy in order to constitute a quorum for the transaction of business at the Special Meeting. Abstentions will count as votes present and entitled to vote for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting.

How can I vote my shares at the Special Meeting?

If on April 14, 2025 your shares were registered directly in your name with Onconetix’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy by phone or online as instructed below to ensure your vote is counted.

If on April 14, 2025, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Even if you plan to attend the Special Meeting, Onconetix recommends that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting. For additional information on attending the Special Meeting, see the section titled “The Special Meeting.”

How can I vote my shares without attending the Special Meeting?

Whether you hold your shares directly as a stockholder of record of Onconetix or beneficially in “street name,” you may direct your vote by proxy without attending the Special Meeting.

If you are a stockholder of record, you can vote by proxy:

●	by Internet 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 27, 2025 (have your proxy card in hand when you visit the website); or

●	by completing and mailing your proxy card in accordance with the instructions provided on the proxy card.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on May 27, 2025.

For additional information on voting procedures, see the section titled “The Special Meeting.”

What stockholder vote is required for the approval of each proposal at the Special Meeting?

The Reverse Stock Split Proposal and the Adjournment Proposal require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting.

What is a “broker non-vote?”

Under Nasdaq rules, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. All proposals presented here are considered “routine” matters.

A “broker non-vote” occurs on a proposal when (i) a broker, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, bank or other nominee with such instructions. All proposals presented here for which the Company expects there to be broker non-votes.

What will happen if I fail to vote or abstain from voting on each proposal at the Special Meeting?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares outstanding or present in person or represented by proxy and entitled to vote at the Special Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

If your shares of Common Stock are registered directly in your name with the transfer agent of Onconetix, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote directly at the Special Meeting. You may also grant a proxy directly to Onconetix, or to a third party to vote your shares at the Special Meeting.

If your shares of Common Stock are held by brokerage firm, bank, dealer or other similar organization, trustee, or nominee, you are considered the beneficial owner of shares held in “street name.” Your brokerage firm, bank, dealer or other similar organization, trustee, or nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares. You should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization, trustee, or nominee to vote your shares.

In order to attend and vote at the Special Meeting, you should follow the voting instructions provided by your bank, broker or other nominee. If you hold your shares of Common Stock through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares of Common Stock are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on May 27, 2025.

If my shares of Common Stock are held in “street name” by my brokerage firm, bank, dealer or other similar organization, trustee, or nominee, will my brokerage firm, bank, dealer or other similar organization, trustee, or nominee automatically vote those shares for me?

No. Your bank, broker or other nominee will only be permitted to vote your shares of Common Stock at the Special Meeting if you instruct your bank, broker, or other nominee. You should follow the procedures provided by your bank, broker, or other nominee regarding the voting of your shares. Banks, brokers, and other nominees who hold shares of Common Stock in “street name” for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are prohibited from exercising their voting discretion with respect to non-routine matters, which includes all proposals considered here. As a result, absent specific instructions from the beneficial owner of such shares, banks, brokers and other nominees are not empowered to vote such shares on such proposals.

What should I do if I receive more than one set of voting materials for the Special Meeting?

If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.

Record Holders. For shares held directly, please vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to ensure that all of your shares of Common Stock are voted.

Shares Held in “Street Name.” For shares held in “street name” through a bank, broker, or other nominee, you should follow the procedures provided by bank, broker or other nominee to submit a proxy or vote your shares.

If a stockholder gives a proxy, how are the shares of Common Stock voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. For each item before the Special Meeting, you may specify whether your shares of Common Stock should be voted “for” or “against,” or abstain from voting.

For more information regarding how your shares will be voted if you properly sign, date and return a proxy card, but do not indicate how your Common Stock should be voted, see below “— How will my shares be voted if I return a blank proxy?”

How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted in accordance with the recommendation of the Onconetix Board, “FOR” each of the proposals.

Can I change my vote after I have submitted my proxy?

Any Onconetix stockholder giving a proxy has the right to revoke the proxy and change their vote before the proxy is voted at the Special Meeting by doing any of the following:

●	subsequently submitting a new proxy for the Special Meeting that is received by the deadline specified on the accompanying proxy card;

●	giving written notice of your revocation to Onconetix’s Corporate Secretary; or

●	attending and voting at the Special Meeting. Note that a proxy will not be revoked if you attend, but do not vote at, the Special Meeting.

Execution or revocation of a proxy will not in any way affect your right to attend and vote at the Special Meeting. See the section titled “The Special Meeting — Revocability of Proxies.”

If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker, or other nominee?

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker, or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Where can I find the voting results of the Special Meeting?

The preliminary voting results for the Special Meeting are expected to be announced at the Special Meeting. In addition, within four Business Days following certification of the final voting results, Onconetix will file the final voting results of the Special Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.

Do Onconetix stockholders have dissenters’ or appraisal rights?

The stockholders of Onconetix are not entitled to appraisal rights in connection with the proposals at the Special Meeting under Delaware law.

What happens if I sell my shares of Common Stock after the record date but before the Special Meeting?

The record date is earlier than the date of the Special Meeting. If you sell or otherwise transfer your shares of Common Stock after the record date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting.

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Who will solicit and pay the cost of soliciting proxies?

Onconetix has engaged Alliance Advisors to assist in the solicitation of proxies for the Special Meeting. Onconetix estimates that it will pay Alliance Advisors a fee of approximately $20,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Onconetix also may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Common Stock. Onconetix directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

What should I do now?

You should read this proxy statement carefully and, in its entirety, including the annexes. Then, you may vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, so that your shares will be voted in accordance with your instructions.

How can I find more information about Onconetix?

You can find more information about Onconetix from various sources described in the section titled “References to Additional Information.”

Whom do I call if I have questions about the Special Meeting?

If you have questions about the Special Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact Onconetix’s proxy solicitor:

Alliance Advisors

150 Clove Road

Suite 400

Little Falls, NJ 07424

(844) 202-6065

ONCO@allianceadvisors.com

THE SPECIAL MEETING

This proxy statement is being provided to Onconetix stockholders in connection with the solicitation of proxies by the Onconetix Board for use at the Special Meeting and at any adjournments or postponements thereof. Onconetix stockholders are encouraged to read this entire document carefully, including its annexes herein, for more detailed information regarding the share exchange agreement and the transactions contemplated thereby.

Date, Time and Place of the Special Meeting

The Special Meeting is scheduled to be held on May __, 2025, beginning at 10:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

Matters to Be Considered at the Special Meeting

The purpose of the Special Meeting is to consider and vote on each of the following proposals, each of which is further described in this proxy statement:

1.	To approve and adopt an amendment to the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”), in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a ratio in the range of [1-for-[__] to 1-for-[_]], at any time prior to the one-year anniversary date of the special meeting, with such ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”).

Only business within the purposes described in the Special Meeting notice may be conducted at the Special Meeting.

Recommendation of the Onconetix Board

After careful consideration, the Onconetix Board unanimously recommends that Onconetix’s stockholders vote “FOR” each of the proposals.

Record Date for the Special Meeting and Voting Rights

The record date to determine Onconetix stockholders who are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof is April 14, 2025. At the close of business on the record date, there were 41,468,477 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. Only Onconetix stockholders of record at the close of business on the record date are entitled to receive notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

A complete list of Onconetix stockholders entitled to vote at the Special Meeting will be available for inspection at Onconetix’s headquarters during regular business hours for a period of no less than 10 days before the Special Meeting at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202. The list of Onconetix stockholders entitled to vote at the Special Meeting will also be made available for inspection during the Special Meeting.

Quorum; Abstentions and Broker Non-Votes

A quorum of Onconetix stockholders is necessary to conduct business at the Special Meeting. The presence in person or by proxy of the holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum. Shares of Common Stock present at the Special Meeting or represented by proxy and entitled to vote, including shares for which an Onconetix stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum.

If a quorum is not present, the Special Meeting will be adjourned or postponed until the holders of the number of shares of Common Stock required to constitute a quorum attend.

Under Nasdaq rules, banks, brokers, or other nominees who hold shares in “street name” on behalf of the beneficial owner of such shares have the authority to vote such shares in their discretion on certain “routine” proposals when they have not received voting instructions from the beneficial owners. However, banks, brokers or other nominees are not allowed under Nasdaq rules to exercise their voting discretion with respect to matters that are “non-routine.” This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter. All proposals presented here are considered “routine” matters, and if you hold your shares of Common Stock in “street name”, banks, brokers or other nominees will have the discretionary authority to vote on such matters before the Special Meeting.

Required Votes

Assuming a quorum is present at the Special Meeting, the Reverse Stock Split Proposal, and the Adjournment Proposal require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. An Onconetix stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on such proposals, provided that a quorum is otherwise present. An abstention or other failure of any shares present or represented by proxy to vote on such proposals will have no effect on such proposals.

Methods of Voting

Stockholders of Record

If you are an Onconetix stockholder of record, you may vote at the Special Meeting by attending and voting at the Special Meeting, or by proxy over the internet or by mail as described below.

●	By Internet: To vote via the Internet, go to www.cstproxyvote.com to complete an electronic proxy card. You will be asked to provide the 12-digit control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on May 27, 2025 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

●	By Mail: To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date, and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than May 27, 2025. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

Unless revoked, all duly executed proxies representing shares of Common Stock entitled to vote at the Special Meeting will be voted at the Special Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If you submit an executed proxy without providing instructions for any proposal, your shares will be voted “FOR” each of the proposals.

Beneficial (Street Name) Stockholders

If you hold your shares of Common Stock through a bank, broker, or other nominee in “street name” instead of as a registered holder, you must follow the voting instructions provided by your bank, broker or other nominee in order to vote your shares. Your voting instructions must be received by your bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee for a proposal, your shares of Common Stock will not be voted on any proposals presented here because your bank, broker or other nominee does not have discretionary authority to vote on such proposals. See the section titled “The Special Meeting — Quorum; Abstentions and Broker Non-Votes.”

If you hold your shares of Common Stock through a bank, broker, or other nominee in “street name” (instead of as a registered holder), you must obtain a specific control number from your bank, broker or other nominee in order to attend and vote at the Special Meeting. See the section titled “The Special Meeting —Attending the Special Meeting.”

Attending the Special Meeting

If you wish to attend the Special Meeting, you must (i) be an Onconetix stockholder of record at the close of business on April 14, 2025, the record date, (ii) hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date or (iii) hold a valid proxy for the Special Meeting.

If you hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date, you are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revocability of Proxies

Any Onconetix stockholder giving a proxy has the right to revoke it at any time before the proxy is voted at the Special Meeting. If you are an Onconetix stockholder of record, you may revoke your proxy by any one of the following actions:

●	by sending a signed written notice of revocation to Onconetix’s Corporate Secretary, provided such notice is received no later than the close of business on May 27, 2025;

●	by voting again over the internet as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m., Eastern Time, on May 27, 2025;

●	by submitting a properly signed and dated proxy card with a later date that is received by Onconetix’s Corporate Secretary no later than the close of business on May 27, 2025; or

●	by attending the Special Meeting and requesting that your proxy be revoked, or voting as described above.

Only your last submitted proxy will be considered.

Execution or revocation of a proxy will not in any way affect an Onconetix stockholder’s right to attend and vote at the Special Meeting.

Written notices of revocation and other communications relating to the revocation of proxies should be addressed to:

Onconetix, Inc.
Attention: Karina M. Fedasz, Interim Chief Executive Officer and Interim Chief Financial Officer
201 E. Fifth Street, Suite 1900
Cincinnati, Ohio 45202

If your shares of Common Stock are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also change your vote by obtaining your specific control number and instructions from your bank, broker or other nominee and voting your shares at the Special Meeting.

Proxy Solicitation Costs

Onconetix is soliciting proxies on behalf of the Onconetix Board. Onconetix will bear the entire cost of soliciting proxies from Onconetix stockholders. Proxies may be solicited on behalf of Onconetix or by Onconetix directors, officers, and other employees in person or by mail, telephone, facsimile, messenger, the internet or other means of communication, including electronic communication. Onconetix directors, officers and employees will not be paid any additional amounts for their services or solicitation in this regard.

Onconetix will request that banks, brokers, and other nominee record holders send proxies and proxy material to the beneficial owners of Onconetix common stock and secure their voting instructions, if necessary. Onconetix may be required to reimburse those banks, brokers, and other nominees on request for their reasonable expenses in taking those actions.

Onconetix has also retained Alliance Advisors to assist in soliciting proxies and in communicating with Onconetix stockholders and estimates that it will pay Alliance Advisors a fee of approximately $20,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix also has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Onconetix has previously adopted householding for Onconetix stockholders of record. As a result, Onconetix stockholders with the same address and last name may receive only one copy of this proxy statement. Registered Onconetix stockholders (those who hold shares of Common Stock directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix at the address below.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple Onconetix stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Onconetix will promptly deliver a copy of this proxy statement to any Onconetix stockholder who only received one copy of these materials due to householding upon request in writing to: Onconetix, Inc., Attn: Karina M. Fedasz, Interim Chief Executive Officer and Interim Chief Financial Officer, at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202 or by calling (513) 620-4101.

Adjournments

If a quorum is present at the Special Meeting but there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal, then Onconetix stockholders may be asked to vote on the Adjournment Proposal. If a quorum is not present, the presiding officer may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting of the hour, date and place, if any, to which the meeting is adjourned, and the means of remote communications, if any, by which Onconetix stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. The presiding officer may also adjourn the meeting to another hour, date or place, even if a quorum is present.

At any subsequent reconvening of the Special Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Assistance

If you need assistance voting or completing your proxy card, or if you have questions regarding the Special Meeting, please contact Alliance Advisors, Onconetix’s proxy solicitor for the Special Meeting, at:

Alliance Advisors

150 Clove Road

Suite 400

Little Falls, NJ 07424

(844) 202-6065

ONCO@allianceadvisors.com

ONCONETIX STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY.

PROPOSAL 1: THE REVERSE STOCK SPLIT PROPOSAL

Reasons for the Reverse Stock Split Proposal

The Board is recommending to the Company’s stockholders for their approval an amendment that would authorize, but not obligate the Board, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of Common Stock at a ratio in the range of _____, which ratio would be subject to the Board’s discretion following stockholder approval (the “Reverse Stock Split”). The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement the Reverse Stock Split, if effected at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. The general description of the reverse split amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex A hereto.

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

On January 23, 2025, we received a notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). The Company is provided a compliance period of 180 calendar days from the date of the Notice, or until July 22, 2025, to regain compliance with the minimum closing bid requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

On April 14, 2025, Nasdaq issued a further notice to the Company that it determined that the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. Accordingly, the Company is subject to the provisions under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). As a result, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), Nasdaq has determined to delist the Company’s securities from The Nasdaq Stock Market on April 23, 2025.

The Company will request a hearing and therefore expects to be scheduled for a hearing before the Panel, and any delisting action by Nasdaq will be stayed pending the Panel’s decision. At the hearing, the Company will present a compliance plan to the Panel and will seek approval for an extension to execute and demonstrate compliance. However, there are no assurances that the Panel would grant the Company’s request for continued listing or an extension to demonstrate compliance. If the Company does not obtain a favorable decision from the Panel, our Common Stock will become subject to delisting.

The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment could prevent the Company from complying with the Bid Price Rule, the Low Priced Stocks Rule, or any other applicable price-based listing requirement and could, among other risks, inhibit our ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock for failure to comply with applicable price-based listing requirements or otherwise, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative requirements for continued listing that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

Potential Effects of the Amendment

If the Board decides to implement the Reverse Stock Split Amendment, the Company would communicate to the public additional details regarding the Reverse Stock Split Amendment (including the final reverse split ratio, as determined by the Board). By voting in favor of the Reverse Stock Split Amendment, you are also expressly authorizing the Board to determine not to proceed with, and to defer the timing of, or to abandon, the Reverse Stock Split Amendment, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split Amendment following receipt of stockholder approval of the Reverse Stock Split Amendment, and which reverse split ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	the Company’s ability to maintain its listing on Nasdaq;

●	the historical trading price and trading volume of the Common Stock;

●	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the reverse stock split on the trading market for the Common Stock in the short and long term;

●	which reverse split ratio would result in the greatest overall reduction in the Company’s administrative costs; and

●	prevailing general market and economic conditions.

Principal Reasons for the Reverse Stock Split

The primary objective for effecting the Reverse Stock Split Amendment, should our Board choose to effect one, would be to increase the per share price of our Common Stock, whether to potentially regain compliance with the Bid Price Rule, the Low Priced Stocks Rules or otherwise. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split Amendment, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, improve the perception of our Common Stock as an investment security and could assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors.

A reverse stock split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A reverse stock split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a reverse stock split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Amendment is approved and the Board believes that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders, the Board may effect the Reverse Stock Split, regardless of whether the Company’s stock is at risk of delisting from Nasdaq, trades on the OTC Market, or otherwise for purposes of increasing the per share trading price, enhancing the liquidity of the Common Stock, and to facilitate capital raising.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Amendment is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2024, as amended, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the Common Stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the Common Stock, and therefore may help to satisfy applicable price-based listing requirements. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock. There also can be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Common Stock does not increase in proportion to the reverse split ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split Amendment will be that:

●	the number of issued and outstanding shares of Common Stock (and treasury shares, if any), will be reduced proportionately based on the final reverse split ratio, as determined by the Board;

●	based on the final reverse split ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final reverse split ratio.

The Board does not intend for a reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. The actual number of shares outstanding after giving effect to the Reverse Stock Split Proposal will depend on the reverse split ratio that is ultimately selected by the Board. The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the Common Stock resulting from implementation of the Reverse Stock Split based on 41,468,477 shares of the Common Stock outstanding as of April 14, 2025. The reverse stock split will not affect the total number of authorized shares under our certificate of incorporation.

Example Ratios within Delegated Range of Ratios	Implied Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split *
1-for-[__]	[__]
1-for-[__]	[__]
1-for-[__]	[__]
1-for-[__]	[__]

*	Excludes the effect of fractional share treatment.

We are currently authorized to issue a maximum of 250,000,000 shares of our Common Stock. As of the record date, there were 41,468,477 shares of our Common Stock issued and outstanding, respectively. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, other than shares issuable in connection with the conversion, exercise, and other rights attached to currently outstanding securities and under the equity line of credit facility entered by among ourselves and an institutional investor in October 2024, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

Management does not anticipate that the Company’s financial condition, the percentage ownership of Common Stock by management, the number of the Company’s stockholders or any aspect of the Company’s business will materially change as a result of the Reverse Stock Split Amendment. Because the Reverse Stock Split Amendment will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock the proposed Reverse Stock Split Amendment will not alter the relative rights and preferences of existing stockholders, except to the extent the reverse stock split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split Amendment will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq to the extent it is still listed for trading on Nasdaq (other than to the extent it may facilitate compliance with Nasdaq continued listing standards, if applicable). Following the Reverse Stock Split, the Common Stock is expected to continue to be listed on Nasdaq, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP, number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split Amendment, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split Amendment will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the Reverse Stock Split Amendment (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split Amendment may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split Amendment.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split Amendment, if approved by the Company’s stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and the Company’s stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time (i) prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and (ii) before the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests or the best interests of its stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital

The proposed Reverse Stock Split Amendment will not affect the par value of the Company’s stock, which will remain at $0.00001 per share of Common Stock. As a result, the stated capital on the Company’s balance sheet attributable to its Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio selected by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. The Company does not issue physical certificates to stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in the Reverse Stock Split Proposal, and the Company will not independently provide its stockholders with any such rights.

Fractional Shares

The Company does not intend to issue fractional shares in connection with the Reverse Stock Split. The Company currently anticipates that it will cause its exchange agent to aggregate all fractional share interests following the Reverse Stock Split, sell the aggregated fractional shares interests into the market and allocate and distribute the net proceeds received from such sale (reduced by any customary brokerage fees, commissions and other expenses) among the stockholders who would otherwise hold a fractional share interest as a result of the reverse stock split on a pro rata basis. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment for their fractional share interest is received. After the Reverse Stock Split is effected, a stockholder will have no further interest in the Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Although the Company will pay any brokerage fees, commissions and other expenses related to the exchange agent’s selling in the open market shares that would otherwise be fractional shares, as described above, such expenses will reduce the cash amounts to be paid to stockholders in lieu of the receipt of fractional shares. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. The Company has not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

●	a bank, insurance company or other financial institution;

●	a tax-exempt or a governmental organization;

●	a real estate investment trust;

●	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

●	a regulated investment company or a mutual fund;

●	a dealer or broker in stocks and securities, or currencies;

●	a trader in securities that elects mark-to-market treatment;

●	a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

●	a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

●	a corporation that accumulates earnings to avoid U.S. federal income tax;

●	a person whose functional currency is not the U.S. dollar;

●	a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;

●	a person subject to Section 451(b) of the Code; or

●	a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding Common Stock should consult its own tax advisor about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Required Vote

Assuming a quorum is present at the Special Meeting, approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Reverse Stock Split Proposal, or abstains from voting, it will have no effect on the Reverse Stock Split Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE Reverse Stock Split PROPOSAL.

PROPOSAL 2: ADJOURNMENT PROPOSAL

The Special Meeting may be adjourned to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Reverse Stock Split Proposal.

The Company is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split Proposal.

Required Vote

Assuming a quorum is present at the Special Meeting, approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Adjournment Proposal, or abstains from voting, it will have no effect on the Adjournment Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Beneficial Ownership of Securities

The following table sets forth certain information concerning the ownership of our common stock, with respect to: (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

Applicable percentage ownership is based on 41,468,477 shares of common stock outstanding as of April 14, 2025.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 14, 2025. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

	Shares of Common Stock Owned
Name and Address of Beneficial Owner(1)	Number of Shares		Percentage
Executive Officers and Directors
Simon Tarsh	4,073	(2)	*
Timothy Ramdeen	3,477	(3)	*
Thomas Meier	3,318	(4)	*
Ajit Singh	3,396	(5)	*
Karina M. Fedasz	-		-
Andrew Oakley	1,709	(6)	*
Ralph Schiess	673,365	(7)	1.62%
Christian Bruhlmann	611,372	(8)	1.47%

All directors and named executive officers, former and present, as a group (8 persons)	1,284,737		*
5% Stockholders
Altos Venture AG	2,695,931	(9)	6.5%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.
(2)	Includes 3,477 of restricted stock awards of which 3,318 do not vest until August 31, 2025 and 101 shares of common stock underlying options that are currently exercisable within 60 days of November 1, 2024.
(3)	Includes 3,477 of restricted stock awards of which 3,318 do not vest until August 31, 2025 and 59 shares of common stock underlying options that are currently exercisable within 60 days of November 1, 2024.
(4)	Includes 3,318 of restricted stock awards of which 3,318 do not vest until August 31, 2025.
(5)	Includes 3,396 of restricted stock awards of which 3,318 do not vest until August 31, 2025.
(6)	Includes 1,709 of restricted stock awards of which 1,709 do not vest until August 31, 2025.
(7)	Includes 177,462 shares of common stock issuable upon settlement of Restricted Stock Units. Ralph Schiess served as our Chief Science Officer, from December 15, 2023, and concurrently as our Interim Chief Executive Officer from January 12, 2024. He resigned from both respective positions on February 24, 2025.
(8)	Includes 177,462 shares of common stock issuable upon settlement of Restricted Stock Units. Christian Bruhlmann served as our Chief Strategy Officer from December 15, 2023 until February 18, 2025.
(9)	Per Schedule 13D filed on September 26, 2024, Altos Venture AG (“Altos”) is the beneficial owner of 2,695,931 shares of Common Stock. The address of Altos is Obertorweg 64, CH-4123, Allschwil, Switzerland.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.

Onconetix has previously adopted householding for stockholders of record. As a result, stockholders with the same address and last name may receive only one copy of this proxy statement from Onconetix. Registered Onconetix stockholders (those who hold shares directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix, at the address below.

Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this proxy statement should be directed to: Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202, Attention: Karina M. Fedasz, Interim Chief Executive Officer and Interim Chief Financial Officer.

Annex A

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF ONCONETIX, INC.

Onconetix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Onconetix, Inc.

2. The Certificate of Incorporation of the Corporation is amended by adding the following new paragraph to the end of Article IV, Section D:

6. Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [*1 ] ([*]) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Stock Market LLC at the close of business on the date prior to the Effective Time. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of 9:00 a.m., Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

By
Karina M. Fedasz
Interim Chief Executive Officer and Chief Financial Officer

[1]	Range equals [__] ( ) to [__] ( ).

Annex A-1

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ONCONETIX, INC.

THE UNDERSIGNED HEREBY APPOINTS MS. KARINA FEDASZ AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ONCONETIX, INC. (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON APRIL 14, 2025 AT THE ANNUAL SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY __, 2025, OR ANY ADJOURNMENT THEREOF.

1. To approve and adopt an amendment to the Onconetix Amended and Restated Certificate of Incorporation, to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio in the range of 1-for-30 to 1-for-60, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal”):

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

2. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal:

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONCONETIX, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.